SUBSIDIARY LIST

                                              STATE OF
UNIT                                          INCORPORATION
----                                          -----------------

ADVANCED MEDIA SOLUTIONS                      DELAWARE


THE ADVERTISER COMPANY                        ALABAMA


ARKANSAS TELEVISION COMPANY                   ARKANSAS


BAXTER COUNTY NEWSPAPERS, INC.                ARKANSAS


BETWEEN FRIENDS, INC.                         SOUTH CAROLINA


CALIFORNIA NEWSPAPERS, INC.                   CALIFORNIA


CAPE PUBLICATIONS, INC.                       FLORIDA


CHILDREN'S EDITION, INC.                      KENTUCKY


CITIZEN PUBLISHING COMPANY                    ARIZONA


COMBINED COMMUNICATIONS CORPORATION           ARIZONA


COMBINED COMMUNICATIONS CORPORATION
  OF OKLAHOMA, INC.                           OKLAHOMA


CONSPIRACY PRODUCTIONS, INC.                  SOUTH CAROLINA


COURIER BROADWAY CORP.                        KENTUCKY


COURIER-JOURNAL AND LOUISVILLE TIMES
  COMPANY                                     KENTUCKY


DAILY NEWS PUBLISHING CO., INC.               VIRGIN ISLANDS


DAZZLE, INC.                                  SOUTH CAROLINA


DES MOINES REGISTER AND TRIBUNE CO.           IOWA


THE DESERT SUN PUBLISHING COMPANY             CALIFORNIA


THE DETROIT NEWS, INC.                        MICHIGAN


DETROIT NEWSPAPER AGENCY                      MICHIGAN


DIGICOL, INC.                                 DELAWARE


EL PASO TIMES, INC.                           DELAWARE


ELEVEN-FIFTY CORP.                            DELAWARE


FEDERATED PUBLICATIONS, INC.                  DELAWARE


FORT COLLINS NEWSPAPERS INC.                  COLORADO


GANNETT ACQUISITION SUBSIDIARY, INC.          DELAWARE


GANNETT COLORADO BROADCASTING, INC.           DELAWARE


GANNETT DIRECT MARKETING SERVICES, INC.       KENTUCKY


GANNETT FLORIDA BROADCASTING, INC.            DELAWARE


GANNETT HAWAII, INC.                          HAWAII


GANNETT INTERNATIONAL COMMUNICATIONS, INC.    DELAWARE


GANNETT LHA, INC.                             DELAWARE


GANNETT LHA INTERNATIONAL, INC.               DELAWARE



GANNETT MASSACHUSETTS SUPPLY CORP.            MASSACHUSETTS


GANNETT MINNESOTA BROADCASTING, INC.          DELAWARE


GANNETT NATIONAL NEWSPAPER SALES, INC.        DELAWARE


GANNETT ON-LINE INVESTOR, INC.                DELAWARE


GANNETT ON-LINE PARTNER, LLC                  DELAWARE


GANNETT OUTDOOR CO. OF TEXAS                  TEXAS


GANNETT PACIFIC CORPORATION                   HAWAII


GANNETT RIVER STATES PUBLISHING CORPORATION   ARKANSAS


GANNETT SATELLITE INFORMATION NETWORK, INC.   DELAWARE


GANNETT SUPPLY CORPORATION                    DELAWARE


GANNETT T/G SUBSIDIARY, INC.                  CALIFORNIA


GANNETT TELEMARKETING, INC.                   DELAWARE


GANNETT TEXAS BROADCASTING, INC.              TEXAS


GANNETT TRANSIT, INC.                         DELAWARE


GUAM PUBLICATIONS, INCORPORATED               HAWAII


HAWAII NEWSPAPER AGENCY LIMITED PARTNERSHIP   DELAWARE


KPNX BROADCASTING COMPANY                     ARIZONA



KVUE-TV, INC.                                 MICHIGAN


LEAF CHRONICLE COMPANY, INC.                  TENNESSEE


MACON RADIO CORPORATION                       DELAWARE


MCCLURE NEWSPAPERS, INC.                      DELAWARE


MEDIACOM INC.                                 CANADA


MNC DIRECT, INC.                              SOUTH CAROLINA


MOW PRODUCTIONS, INC.                         SOUTH CAROLINA


MPPI, INC.                                    SOUTH CAROLINA


MULTIMEDIA, INC.                              SOUTH CAROLINA


MULTIMEDIA CABLEVISION, INC.                  SOUTH CAROLINA


MULTIMEDIA CABLEVISION OF BATAVIA, INC.       ILLINOIS


MULTIMEDIA CABLEVISION OF CHICAGO RIDGE, INC. ILLINOIS


MULTIMEDIA CABLEVISION OF EVERGREEN
  PARK, INC.                                  ILLINOIS


MULTIMEDIA CABLEVISION OF HOMETOWN, INC.      ILLINOIS


MULTIMEDIA CABLEVISION OF ILLINOIS, INC.      ILLINOIS


MULTIMEDIA CABLEVISION OF MIDWEST CITY, INC.  OKLAHOMA


MULTIMEDIA OF CINCINNATI, INC.                OHIO


MULTIMEDIA DEVELOPMENT, INC.                  SOUTH CAROLINA


MULTIMEDIA ENTERPRISE, INC.                   SOUTH CAROLINA


MULTIMEDIA ENTERTAINMENT, INC.                SOUTH CAROLINA


MULTIMEDIA ENTERTAINMENT PRODUCTIONS, INC.    SOUTH CAROLINA


MULTIMEDIA FILMS, INC.                        SOUTH CAROLINA


MULTIMEDIA HOME VIDEO, INC.                   DELAWARE


MULTIMEDIA KSDK, INC.                         SOUTH CAROLINA


MULTIMEDIA MOTION PICTURES, INC.              SOUTH CAROLINA


MULTIMEDIA PRODUCTIONS, INC.                  OHIO


MULTIMEDIA PROGRAMS, INC.                     OHIO


MULTIMEDIA PUBLISHING OF NORTH CAROLINA,
  INC.                                        SOUTH CAROLINA


MULTIMEDIA PUBLISHING OF SOUTH CAROLINA,
  INC.                                        SOUTH CAROLINA


MULTIMEDIA RADIO, INC.                        SOUTH CAROLINA


MULTIMEDIA SECURITY SERVICE, INC.             SOUTH CAROLINA


MULTIMEDIA SERVICE, INC.                      DELAWARE


MULTIMEDIA SPECIALS, INC.                     SOUTH CAROLINA




MULTIMEDIA TALK TELEVISION, INC.              SOUTH CAROLINA


MULTIMEDIA TELECOMMUNICATIONS, INC.           SOUTH CAROLINA


MULTIMEDIA WBIR, INC.                         SOUTH CAROLINA


MULTIMEDIA WMAZ, INC.                         SOUTH CAROLINA


MUSIC CITY NEWS PUBLISHING CO., INC.          TENNESSEE


NEW YORK SUBWAYS ADVERTISING CO., INC.        ARIZONA


NEWS-PRESS PUBLISHING COMPANY                 FLORIDA


THE OHIO VALLEY PUBLISHING COMPANY            OHIO


OKLAHOMA PRESS PUBLISHING COMPANY             OKLAHOMA


PACIFIC MEDIA, INC.                           DELAWARE


PACIFIC AND SOUTHERN COMPANY, INC.            DELAWARE


PENSACOLA NEWS-JOURNAL INC.                   FLORIDA


POINT PLEASANT REGISTER COMPANY               WEST VIRGINIA


PRESS-CITIZEN COMPANY INC.                    IOWA


RED CARPET CABLE, INC.                        OKLAHOMA


RENO NEWSPAPERS, INC.                         NEVADA


ST. CLOUD NEWSPAPERS INC.                     MINNESOTA



SALEM COUNTY SAMPLER, INC.                    NEW JERSEY


SALINAS NEWSPAPERS INC.                       CALIFORNIA


SHELTER MEDIA COMMUNICATIONS, INC.            CALIFORNIA


SHINY ROCK MINING CORPORATION                 OREGON


SIOUX FALLS NEWSPAPERS INC.                   SOUTH DAKOTA


SOUTHLAND PUBLISHING COMPANY                  DELAWARE


SPEIDEL NEWSPAPERS INC.                       DELAWARE


THE STATESMAN-JOURNAL COMPANY                 OREGON


SUMNER TIMES, INC.                            TENNESSEE


THE SUN COMPANY OF SAN BERNARDINO,
  CALIFORNIA                                  CALIFORNIA


TAR RIVER COMMUNICATIONS, INC.                NORTH CAROLINA


TELEPRODUCTIONS CORPORATION                   SOUTH CAROLINA


TELEVISION 12 OF JACKSONVILLE, INC.           FLORIDA


THE TIMES HERALD COMPANY                      MICHIGAN


TNI PARTNERS                                  ARIZONA


USA DIGITAL RADIO PARTNERS, L.P.              NEW YORK


USA TODAY INTERNATIONAL CORPORATION           DELAWARE


USA WEEKEND, INC.                             DELAWARE


VISALIA NEWSPAPERS INC.                       CALIFORNIA


VISIONS, INC.                                 SOUTH CAROLINA


WFMY TELEVISION CORP.                         NORTH CAROLINA


WKYC HOLDINGS, INC.                           DELAWARE


WKYC-TV, INC.                                 DELAWARE